                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   NEWSOUTH BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                        [LOGO]
          [NEWSOUTH BANCORP, INC. LETTERHEAD]



                   January 11, 1999





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of NewSouth Bancorp, Inc. (the "Company") to be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina on Thursday, February 18, 1999, at 1:00 p.m., eastern time.

     An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. In addition to the election of two directors, stockholders are being asked to consider and vote on a proposal to change the state of incorporation of the Company from Delaware to Virginia (the "Reincorporation Proposal"). The Board of Directors has carefully considered and approved the Reincorporation Proposal and believes for the reasons described in the accompanying proxy statement that the best interests of the Company and its stockholders will be served by changing the Corporation's state of incorporation from Delaware to Virginia. Accordingly, your Board of Directors unanimously recommends that you vote for the Reincorporation Proposal.

     During the meeting, we will also report on the operations of NewSouth Bank, the Company's wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                   Sincerely,




                                   Thomas A. Vann
                                   President

________________________________________________________________
                 NEWSOUTH BANCORP, INC.
                 1311 CAROLINA AVENUE
           WASHINGTON, NORTH CAROLINA 27889
________________________________________________________________

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on February 18, 1999
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of NewSouth Bancorp, Inc. (the "Company") will be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina on Thursday, February 18, 1999, at 1:00 p.m., eastern time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;

          2. The approval of a Plan of Reorganization and Agreement and Plan of Merger, pursuant to which the Company's state of incorporation will be changed from Delaware to Virginia by means of a merger of the Company with and into NewSouth Bancorp, Inc., a newly formed Virginia corporation that is a wholly owned subsidiary of the Company; and

          3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 31, 1998, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              William L. Wall
                              Secretary
Washington, North Carolina
January 11, 1999

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

________________________________________________________________
                    PROXY STATEMENT
                          OF
                NEWSOUTH BANCORP, INC.
                 1311 CAROLINA AVENUE
           WASHINGTON, NORTH CAROLINA 27889
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   FEBRUARY 18, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished to stockholders of NewSouth Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina on Thursday, February 18, 1999, at 1:00 p.m., eastern time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about January 11, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to William L. Wall, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND FOR THE OTHER PROPOSITION STATED. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
       VOTING SECURITIES AND SECURITY OWNERSHIP
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 31, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 4,054,144 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of November 30, 1998 by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, including the executive officer of the Company named in the Summary Compensation Table, set forth under "Proposal I -- Election of Directors -- Executive Compensation -
- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                     SHARES OF COMMON STOCK
                                       BENEFICIALLY OWNED          PERCENT OF
                                     AS OF NOVEMBER 30, 1998(1)     CLASS (2)
                                     --------------------------    ----------
Persons Owning Greater than 5%:
  NewSouth Bancorp, Inc.                   347,443 (3)              8.47%
   Employee Stock Ownership Plan
     Trust ("ESOP")
   1311 Carolina Avenue
   Washington, North Carolina  27889

Directors:
   Edmund T. Buckman, Jr.                   88,455 (4)             2.14
   Linley H. Gibbs, Jr.                     61,110 (5)             1.48
   Fred N. Holscher                         51,154 (6)             1.24
   Frederick H. Howdy                       91,110 (7)             2.21
   Charles E. Parker, Jr.                   59,610 (8)             1.44
   Marshall T. Singleton                    72,682 (9)             1.76
   Thomas A. Vann                          195,359 (10)            4.64

All directors and executive                773,229 (11)           17.36
  officers of the Company
  as a group (16 persons)

_____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts do not include shares with respect to which Directors Gibbs, Holscher, and Howdy have voting power by virtue of their positions as trustees of the trusts holding 347,443 shares under the ESOP and 116,374 shares under the Company's Management Recognition Plan ("MRP"). Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) Based on a total of 4,101,910 shares of Common Stock outstanding as of November 30, 1998.
(3) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no instructions have been received are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At November 30, 1998, 78,734 shares had been allocated.
(4) Includes 30,000 shares owned by Mr. Buckman's spouse and 27,450 shares Mr. Buckman has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(5) Includes 2,100 shares owned by Mr. Gibbs' spouse and 27,450 shares Mr. Gibbs has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(6) Includes 2,025 shares owned by Mr. Holscher's spouse, 300 shares owned by his son and 27,450 shares Mr. Holscher has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.

(7) Includes 30,000 shares owned by Dr. Howdy's spouse and 27,450 shares Dr. Howdy has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(8) Includes 27,450 shares Mr. Parker has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(9) Includes 15,000 shares owned by B.E. Singleton & Sons, Inc., a corporation co-owned by Mr. Singleton, 2,226 shares owned by his spouse and 27,450 shares Mr. Singleton has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(10)Includes 30,000 shares owned by Mr. Vann's spouse, 8,550 shares owned by his son, 4,208 shares allocated to Mr. Vann's account under the ESOP and 109,103 shares Mr. Vann has the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.
(11)Includes 351,803 shares all directors and executive officers as a group have the right to acquire upon the exercise of options exercisable within 60 days of November 30, 1998.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Board of Directors consists of seven members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2002 Annual Meeting. The Board of Directors has nominated Charles E. Parker, Jr. and Marshall T. Singleton to serve as directors for a three-year period. Both nominees are currently members of the Board. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1996 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                           YEAR FIRST
                            AGE AT         ELECTED AS       CURRENT
                          SEPTEMBER 30,    DIRECTOR OF        TERM
           NAME               1998         THE BANK         TO EXPIRE
           ----           ------------     -----------      ---------
               BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

    Charles E. Parker, Jr.    62             1971            1999
    Marshall T. Singleton     59             1990            1999

                         DIRECTORS CONTINUING IN OFFICE

    Edmund T. Buckman, Jr.    72             1975            2000
    Fred N. Holscher          50             1985            2000
    Frederick H. Howdy        66             1975            2000
    Linley H. Gibbs, Jr.      67             1985            2001
    Thomas A. Vann            49             1979            2001
                               3

    Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    CHARLES E. PARKER, JR. is a Vice President of the Robinson
Insurance Agency in New Bern.  He joined the agency in 1989.

    MARSHALL T. SINGLETON has been a co-owner of B.E. Singleton
& Sons, a highway construction firm, since 1960.

    EDMUND T. BUCKMAN, JR. has been retired since 1994. Prior to his retirement, Mr. Buckman was the owner of Buckman Auto
Supply in Washington, North Carolina.

    FRED N. HOLSCHER is a partner with the Washington, North
Carolina law firm of Rodman, Holscher, Francisco & Peck, P.A.
and has been with the firm since 1973.

    FREDERICK H. HOWDY is President of Drs. Freshwater and
Howdy P.A., a dental health care corporation of North Carolina.
Prior to that, he was a dentist in Washington, North Carolina for 36 years.

    LINLEY H. GIBBS, JR. has been retired since 1992. Prior to his retirement, Mr. Gibbs served as a general manager with Hamilton Beach, an appliance manufacturing company in Washington, North Carolina.

    THOMAS A. VANN serves as President of the Company and the Bank. He joined the Bank in 1972 as Assistant Manager. Mr.
Vann was promoted to a number of positions prior to becoming
President of the Bank in 1977.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers who do not serve on the Board of Directors.

                     AGE AT
                  SEPTEMBER 30,
NAME                  1998              TITLE (1)
----              ------------          ---------
William L. Wall        52         Executive Vice President,
                                  Chief Financial Officer and
                                  Secretary of the Company and
                                  the Bank
John B. Burgess, Sr.   62         Executive Vice President --
                                  Commercial Lending and
                                  Credit Administration
Jack L. Ashley         53         Executive Vice President --
                                  Branch Administration and
                                  Operations
Joseph C. Dunn         58         Senior Vice President --
                                  Commercial Lending
William R. Outland     61         Vice President -- Consumer
                                  Lending
Walter P. House        52         Vice President -- Mortgage
                                  Operations
Sherry L. Correll      43         Vice President -- Savings and
                                  Deposit Administration
Mary R. Boyd           48         Vice President -- Loan
                                  Servicing
Kristie W. Hawkins     33         Treasurer and Controller of
                                  the Company and the Bank

_______________
(1)  All positions are with the Bank unless indicated otherwise.

    WILLIAM L. WALL joined the Bank in 1993 and currently serves as Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank. Prior to joining the Bank, Mr. Wall served as Senior Vice President, Treasurer and Chief Financial Officer of Pioneer Savings Bank in Rocky Mount, North Carolina.
                               4

    JOHN B. BURGESS, SR. joined the Bank in October 1992 and currently serves as Executive Vice President of Commercial Lending and Credit Administration. Prior to joining the Bank, Mr. Burgess served as Executive Vice President of Unity Bank in Rocky Mount, North Carolina.

    JACK L. ASHLEY joined the Bank in 1997 and currently serves as Executive Vice President of Branch Administration and Operations. Prior to joining the Bank, from June 1995 to August 1997, Mr. Ashley served as Senior Vice President and Region Executive of United Carolina Bank in Greenville, North Carolina. Prior to that, Mr. Ashley was employed for 17 years with Southern National Bank in various capacities, most recently as Senior Vice President.

    JOSEPH C. DUNN joined the Bank in April 1997 and currently serves as a Senior Vice President of Commercial Lending. Prior to joining the Bank, Mr. Dunn served as Senior Underwriter for Eastern North Carolina for First Union National Bank, from October 1994 to March 1997. Prior to that, Mr. Dunn served for two years as President of American National Bank in Jacksonville, Florida.

    WILLIAM R. OUTLAND has served as the Bank's Vice President of Consumer Lending since he joined the Bank in 1983.

    WALTER P. HOUSE joined the Bank in 1990 and currently serves as Vice President of Mortgage Operations.

    SHERRY L. CORRELL is currently the Vice President of
Savings and Deposit Administration.  She joined the Bank in
1985.

    MARY R. BOYD has been with the Bank since 1983 and currently serves as a Vice President - Loan Servicing.

    KRISTIE W. HAWKINS joined the Bank in 1982. Prior to being promoted to her current position of Controller and Treasurer, she served as the Bank's Assistant Treasurer and Secretary as well as accounting department supervisor.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended September 30, 1998, the Board of Directors of the Company met 13 times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended September 30, 1998 and the total number of meetings held by committees on which he served during such fiscal year. The Company's Board of Directors has standing Audit and Executive Committees.

    The Board of Directors' Audit Committee consists of Directors Buckman, Singleton and Parker, who serves as Chairperson. The function of the Audit Committee is to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve audit policies. The Audit Committee met once during the year ended September 30, 1998.

    The Board of Directors' Executive Committee consists of Directors Gibbs, Holscher, Vann and Howdy, who serves as Chairperson. The Executive Committee, among other things, evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Executive Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors who also are officers abstain from discussion and voting on matters affecting their compensation. The Executive Committee is empowered to exercise all of the authority of the Board when the Board is not in session. The Executive Committee met once during the year ended September 30, 1998.

    The Company's full Board of Directors acts as a nominating committee. The Board of Directors met once during the year ended September 30, 1998 for the purpose of considering potential nominees to the Board of Directors. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Company's Certificate of Incorporation sets forth procedures that must be followed by stockholders seeking to make nominations for director. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

    The Company's executive compensation policies are established by the Executive Committee of the Board of Directors (the "Committee") composed of three outside directors and the Company's President, Thomas Vann. Mr. Vann does not participate in deliberations regarding his compensation. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

    .    To link executive compensation rewards
         to increases in stockholder value, as
         measured by favorable long-term
         operating results and continued
         strengthening of the Company's financial condition.

    .    To provide incentives for executive
         officers to work towards achieving
         successful annual results as a step in
         achieving the Company's long-term
         operating results and strategic
         objectives.

    .    To correlate, as closely as possible,
         executive officers' receipt of
         compensation with the attainment of
         specified performance objectives.

    .    To maintain a competitive mix of total
         executive compensation, with particular
         emphasis on awards related to increases
         in long-term stockholder value.

    .    To attract and retain top performing
         executive officers for the long-term
         success of the Company.

    In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and stock benefit plans.

    Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. In addition, the Company

maintains a salary administration program, pursuant to which it assembles a list of executive positions, with job descriptions and salary ranges, which the Committee uses in setting executive salaries. In setting executive salaries, the Committee also takes into consideration the relative complexity of the Bank's operations, compared to those of other similarly sized banks, attributable to the large volume of loans serviced for others. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers.

    Bonus. The Bank pays a discretionary bonus on an annual basis based on satisfaction of a combination of individual and
Bank performance objectives.   Whether bonuses are paid each
year and the amount of such bonuses are determined by the Committee, subject to ratification by the Board of Directors, at year end based on the Bank's ability to achieve performance goals established by the Board in each year's Business Plan. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

    Stock Benefit Plans. In addition, the Committee believes that stock related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Company has adopted a stock option plan and a management recognition plan.

    Under the stock option plan, the Company reserved for issuance a number of shares equal to 10% of the originally issued Common Stock. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration individual and corporate performance.

    Under the management recognition plan, officers and directors were granted awards of restricted Common Stock, subject to vesting and forfeiture as determined by the Committee. Under this plan, the Company reserved for issuance a number of shares equal to 4% of the originally issued Common Stock. The purpose of a management recognition plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future.

Compensation of the President

    Mr. Vann's base salary is established in accordance with the terms of the employment agreement entered into between the Company and Mr. Vann. See " -- Executive Compensation -- Employment Agreements." The Committee determines the President's compensation on the basis of several factors. In determining Mr. Vann's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated banks and non-diversified banks and other financial institutions of similar asset size. The Committee believes that Mr. Vann's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

    Mr. Vann received bonus compensation for fiscal year 1998 pursuant to the same basic factors as described above under " -- Bonus." In establishing Mr. Vann's bonus, the Committee considered the Company's overall performance, record of increase in stockholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 1998 in relation to the established Business Plan and achieving certain annual performance goals, including but not limited to return on assets and return on equity, satisfactory results of regulatory examinations and independent audits, and successfully undertaking increased responsibility due to the Company's status as a publicly traded corporation. These same factors were considered by the Committee in setting the amounts of the awards made to Mr. Vann for fiscal year 1998 under the Company's stock option plan and management recognition plan. The Committee

does not anticipate that Mr. Vann will be awarded additional stock options or shares of restricted stock during fiscal year
1999.

    The Committee believes that the Company's executive compensation program serves the Company and its stockholders by providing a direct link between the interests of executive officers and those of stockholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                             Members of the Executive Committee

                             Frederick H. Howdy (Chairman)
                             Linley H. Gibbs, Jr.
                             Fred N. Holscher
                             Thomas A. Vann

COMPARATIVE STOCK PERFORMANCE GRAPH

    The graph and table which follow show the cumulative total return on the Common Stock for the period from April 8, 1997 (the day trading began in the Common Stock following completion of the Company's initial public offering) through the fiscal year ended September 30, 1998 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on April 8, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

          CUMULATIVE TOTAL STOCKHOLDER RETURN
     COMPARED WITH PERFORMANCE OF SELECTED INDEXES
       APRIL 8, 1997 THROUGH SEPTEMBER 30, 1998

                 04/08/97   09/30/97   03/31/98   09/30/98
                 --------   --------   --------   --------
COMPANY           $100        $154.8     $173.9    $164.3
NASDAQ             100         134.4      147.5     137.4
NASDAQ BANKS       100         136.0      163.2     135.0

    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies traded on the Nasdaq market. Line graph plots the cumulative total return from April 8, 1997 to September 30, 1998. Plot points are provided above.]

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended September 30, 1998, 1997 and 1996 awarded to or earned by the President. No other executive officer of the Company earned salary and bonus in fiscal 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                    ------------------------
                                                                             AWARDS
                                      ANNUAL COMPENSATION           ------------------------
NAME AND                          -------------------------------   RESTRICTED    SECURITIES
PRINCIPAL                FISCAL                    OTHER ANNUAL       STOCK       UNDERLYING    ALL OTHER
POSITION                  YEAR  SALARY   BONUS    COMPENSATION(1)   AWARD(S)(2)   OPTIONS(2)   COMPENSATION
------------------------------------------------------------------------------------------------------------
Thomas A. Vann            1998  $175,000  $50,000    $    --        $1,007,257 (3)  109,103     $105,470 (4)
   President              1997   156,750   50,000         --               --            --      104,927
                          1996   135,000   55,000         --               --            --       60,025

___________
(1) Executive officers of the Company and the Bank receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officer in fiscal 1998 did not exceed 10% of the executive officer's salary and bonus.
(2) Share amounts and price per share data on this table and in the footnotes have been adjusted to reflect the effect of a three-for-two stock split paid on August 19, 1998.
(3) Amount shown in the table is based on the closing price of the Common Stock of $23.08 as quoted on the Nasdaq National Market on the date of grant, April 8, 1998.  The restricted
    Common Stock awarded vests at the rate of 33 % per year following the date of grant, with the first 33 % having vested on April 8, 1998.  As of September 30, 1998, based on the closing sale price of the Common Stock of $21.75, as reported on the Nasdaq National
    Market, the aggregate value of the 29,090 shares of restricted Common Stock held by Mr.
    Vann was $632,708.  In  the event the Company pays dividends with respect to its Common
    Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) For the year ended September 30, 1998, consists of $5,015 in matching contributions under the Bank's 401(k) Plan, $7,705 in Board of Directors and Committee fees, $44,500 representing the value as of September 30, 1998 of shares of Common Stock allocated to Mr.
    Vann's account under the ESOP during fiscal 1998, $26,900 accrued under a Supplemental
    Income Plan Agreement, $11,500 accrued under a Directors Deferred Compensation Plan
    Agreement, $3,250 accrued under a Directors Deferred Retirement Plan Agreement and $6,600
    accrued pursuant to the Bank's Pension Plan.

  Option Grants in Fiscal Year 1998. The following table contains information concerning the grant of stock options during the year ended September 30, 1998 to the executive officer named in the Summary Compensation Table set forth above.

                                   PERCENT                             POTENTIAL REALIZABLE
                                   OF TOTAL                             VALUE AT ASSUMED
                    NUMBER OF      OPTIONS                            ANNUAL RATES OF STOCK
                    SECURITIES    GRANTED TO                            PRICE APPRECIATION
                    UNDERLYING    EMPLOYEES                            FOR OPTIONS TERM (3)
                     OPTIONS      IN FISCAL   EXERCISE   EXPIRATION    --------------------
NAME               GRANTED(1)(2)    YEAR      PRICE(2)      DATE          5%           10%
----               -----------    --------    --------   ----------     -----        -----
Thomas A. Vann        109,103      46.7%       $23.08     4/8/2008      $1,583,617   $4,013,198

_________________
(1) All options were immediately exercisable upon grant.
(2) Share amounts and price per share data on this table have been adjusted to reflect the effect of a three-for-two stock split paid on August 19, 1998.
(3) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, April 8, 1998, based on the closing sale price of the Common Stock as quoted on the
    Nasdaq National Market.


    Year-End Option Values. The following table sets forth information concerning the value as of September 30, 1998 of options held by the executive officer named in the Summary
Compensation Table set forth above.

                               Number of                       Value of
                          Securities Underlying              Unexercised
                           Unexercised Options           In-the-Money Options
                         at Fiscal Year-End (2)         at Fiscal Year-End (1)(2)
    Name                 Exercisable/ Unexercisable     Exercisable/Unexercisable
    ----                 --------------------------     -------------------------
    Thomas A. Vann             109,103/--                      $--/$--

__________
(1)  No options held by Mr. Vann were in the money at September 30, 1998.
(2) Share amounts and price per share data on this table and in the footnotes have been adjusted to reflect the effect of a three-for-two stock split paid on August 19, 1998.

     No options were exercised during fiscal year 1998, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

     Pension Plan. The Bank sponsors a defined benefit plan (the "Pension Plan") in which employees who have one year of service and have reached age 21 are eligible to participate. Participating employees become 100% vested in their right to benefits upon completing five years of service, except that participants become 100% vested upon attaining age 65, regardless of years of service. If vested, a participant in the Pension Plan will receive, after completion of 30 or more years of service, an annual normal retirement benefit at age 65 equal to the sum of (a) 37.5% of the participant's average salary over his highest five years of compensation up to the "covered compensation level" (as defined in the Pension Plan), plus (b) 52.5% of the participant's average salary of his highest five years of compensation over the covered compensation level. Upon termination of employment at or after age 65 before completion of 30 years of service, the retirement benefit will be multiplied by the ratio the employee's actual years of service bear to 30 years. On an actuarially reduced basis, the Pension Plan also provides for both early retirement benefits, beginning at age 55, and death benefits. The Bank makes all contributions to the Pension Plan. At September 30, 1998, Mr. Vann had approximately 26 years of credited service under the Pension Plan.

     The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits and retirement at September 30, 1998. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled. The Pension Plan is not subject to offset for Social Security benefits.

                                     Years of Service
Average Final       ------------------------------------------
Compensation (1)      15       20       25       30       35
----------------    ------   ------   ------   ------   ------
125,000             $30,300  $40,500  $50,600 $ 60,700 $ 60,700
150,000              36,900   49,200   61,500   73,800   73,800
175,000              43,500   58,000   72,400   86,900   86,900
200,000              50,000   66,700   83,400  100,100  100,100
225,000              56,600   75,500   94,300  113,200  113,200
250,000              63,200   84,200  105,300  126,300  126,300
300,000              76,300  101,700  127,100  152,600  152,600

_____________
(1) The compensation covered by the Pension Plan consists of salary and bonus and the portion of all other compensation represented by Board of Directors and Committee fees listed on the Summary Compensation Table.

     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") pursuant to which Thomas A. Vann (the "Employee") serves as President of the Bank and President of the Company. In such capacities, the Employee is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Boards of Directors.

     The Employment Agreements became effective on April 7,
1997 and provide for a term of three years. On each anniversary date of the commencement of the Employment Agreements, the term of the Employee's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements terminate upon the Employee's death, may terminate upon the Employee's disability and is terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Employee without just cause, the Employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at the Employee's election, either continued participation in benefits plans in which the Employee would have been eligible to participate through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate his Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     In the event of (i) the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the second anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee, or (iii) the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, the Employee will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within 10 business days following a change in control, the Bank shall fund a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to him. The aggregate payment that would be made to Mr. Vann assuming his termination of employment under the foregoing circumstances at September 30, 1998 would have been approximately $523,250. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

DIRECTOR COMPENSATION

     Fees. Each member of the Bank's Board of Directors receives a fee of $1,150 for each regular and special Board meeting attended and $75 for each Board committee meeting attended. No fees are paid for attendance at meetings of the Company's Board. Directors also participate in certain benefit plans of the Company and the Bank, as described below.

     Directors are eligible to receive awards under the Company's stock option plan and MRP. During the year ended September 30, 1998, Directors Buckman, Gibbs, Holscher, Howdy, Parker, Singleton and Vann received options to purchase 27,450, 27,450, 27,450, 27,450, 27,450, 27,450 and 109,103 shares of
Common Stock, respectively, at an exercise price of $23.08 per share. In addition, Directors Buckman, Gibbs, Holscher, Howdy, Parker, Singleton and Vann received awards of 10,980, 10,980, 10,980, 10,980, 10,980, 10,980 and 43,642 shares, respectively, of restricted Common Stock.  Such awards vest at the rate of 33
 % annually, with the first 33 % having vested on April 8, 1998, the date of grant. Share amounts and price per share data have been adjusted to reflect the effect of a three-for-two stock split paid on August 19, 1998.

     Other. The Bank has entered into a Supplemental Income Agreement (as amended, the "SIA") with Thomas A. Vann.
Pursuant to the terms of the SIA, Mr. Vann may elect to defer a portion of his cash compensation on a monthly basis. Upon the earlier of Mr. Vann's (i) attainment of age 65 ("SIA Retirement Age") and (ii) the date of Mr. Vann's retirement before the SIA Retirement Age but after attaining age 55 and completing at least 29 years of service with the Bank ("SIA Early Retirement Date"), the Bank shall pay Mr. Vann (in lieu of cash compensation otherwise receivable) an amount equal to $19,250 ("SIA Retirement Amount") annually for a period of 15 years. This amount shall be increased by 5% for every full year of service after July 1, 1990, provided that there will be no increases in benefits (i) after Mr. Vann reaches age 65 and (ii) for more than 10 years of additional service.

     In the event of Mr. Vann's death after becoming entitled to receive the SIA Retirement Amount but before any payments have been made, his beneficiary shall receive all remaining payments. In the event of Mr. Vann's death prior to attaining age 65, the Bank will pay his beneficiary $19,250 annually for 15 years. In the event of Mr. Vann's termination of employment by reason other than death, retirement upon attaining age 65, or upon the occurrence of the SIA Early Retirement Date, Mr. Vann (or his beneficiary) shall be entitled to receive, on the earlier of his attainment of age 65 and his death, a percentage of the SIA Retirement Amount. This percentage will be based on Mr. Vann's full years of service up to the date of his termination, beginning with 0% for less than 20 years of service, and increased in 5% increments (from 50% to 100%) for every year of service thereafter, starting with 50% at 20 years of service up to 100% for 29 years of service. In the event that Mr. Vann's employment terminates for any reason other than his death, or retirement on the SIA Early Retirement Date prior to the time he is first entitled to receive payments under the SIA, Mr. Vann shall be entitled to receive such percentages of his SIA Retirement Amount, as discussed above, when he reaches age 55 or on upon his death, whichever is earlier. In the event that a termination of protected employment occurs (i) on or before the SIA Retirement Date or SIA Early Retirement Date and
(ii) following a "change in control" (as defined below), then Mr. Vann shall be deemed to have retired as of the SIA Early Retirement Date, except that the SIA Early Retirement Date shall be deemed to be the date of the change in control.

     The Bank has entered into a Supplemental Income Plan Agreement (as amended, the "SIPA") with Thomas A. Vann. Pursuant to the terms of SIPA, if Mr. Vann retires from employment with the Bank either at or after the age of 65 (the "Retirement Date") or at or after age 55 with at least 10 years of service with the Bank after January 1, 1994 (the "Early Retirement Date"), the Bank shall pay, in equal monthly installments, a minimum sum of $40,000 ("SIPA Retirement Amount") per annum for a period of 15 years. This amount shall increase by 5% for each full year of service completed by Mr. Vann after January 1, 1994.

     In the event of Mr. Vann's death after becoming entitled to receive payments but before all payments have been made, the Bank will make the remaining payments to his designated beneficiary. In the event of Mr. Vann's death before the Retirement Date or Early Retirement Date, the Bank shall make payments in the same manner as if he had retired. In the event that Mr. Vann terminates his service for reasons other than (i) his retirement on the Early Retirement Date, (ii) a change in control, (iii) "termination of protected employment" (as defined below), or (iv) his
death, and the termination occurs before he is entitled to receive payments, Mr. Vann shall be entitled to receive a percentage of his SIPA Retirement Amount upon his attainment of age 55 or prior death. This percentage will be based on Mr. Vann's full years of service after January 1, 1994, and increased in 10% increments (from 10% to 100%) for every year of service after January 1994, starting with 10% at one year of service up to 100% for 10 years of service. Payments shall be made in equal monthly installments. In the event that, prior to the Retirement Date or Early Retirement Date, a "termination of protected employment" occurs following a change in control, Mr. Vann shall be deemed to have retired as of his Early Retirement Date, and the Early Retirement Date shall be considered the date of the change in control.

     The Bank has entered into a Directors' Deferred Compensation Plan Agreement (as amended, the "Agreement") with each of Directors Buckman, Howdy, Gibbs, Parker, Singleton, Holscher and Vann (the "Directors"). Pursuant to the terms of the Agreements, the Directors have agreed to defer the receipt of their Directors' fees in the amount of $350 per month, beginning on January 1, 1994 and ending on December 31, 1998.
In exchange for the agreement to defer fees, the Directors shall receive certain retirement benefits (described below) upon the later to occur of their 65th birthday and January 1, 1999 (the "Qualifying Date"). Upon the Qualifying Date, the Bank shall pay a Director a certain amount ("Deferred Amount") per month for 120 months. The Deferred Amount for Directors Buckman, Howdy, Gibbs, Parker, Singleton, Holscher and Vann equals $513, $942, $942, $1,533, $1,975, $4,088 and $4,818, respectively.

     In the event of a Director's death after becoming entitled to receive the Deferred Amount but before all of the payments have been made, the Bank shall make the remaining payments to the Director's beneficiary. Similarly, in the event of a Director's death while serving as a Director but before the Qualifying Date, the Bank will pay the Deferred Amount per month for 120 months to the Director's beneficiary. In the event that a Director voluntarily resigns after January 1, 1996 but before the Qualifying Date, then the Director will receive a percentage of the monthly Deferred Amount. This percentage varies among the different Agreements, but is generally determined by a formula based on the Director's full years of service after January 1, 1994. The Deferred Amounts generally vest over a period of five to ten years under the different Agreements. In the event that the Director's service is terminated on or before the Qualifying Date for a reason other than death or voluntary resignation, then he shall be paid the vested monthly Deferred Amount, and the Qualifying Date shall be deemed to be the date of the Director's termination of service.

     The Bank has entered into a Directors' Retirement Plan Agreement, as amended ("Retirement Plan") with Directors Buckman, Howdy, Parker, Singleton, Holscher, Gibbs and Vann. Under the terms of the Retirement Plan, the Bank will pay a director a monthly amount (the "Retirement Plan Amount") for a period of 120 months beginning upon the later to occur of the director's 70th birthday and January 1, 1999 ("Retirement Plan Qualifying Date"). Under the Retirement Plan, Directors Vann, Buckman, Howdy, Parker, Singleton, Holscher and Gibbs each will receive $2,000 per month.

     In the event of a director's death prior to January 1, 1999, the Bank will pay the Retirement Plan Amount on a monthly basis for a period of 120 months to the director's beneficiary. Similarly, in the event of a director's death after becoming entitled to receive the payments under the Retirement Plan but before all payments have been made, the Bank shall pay the remaining amounts to the director's beneficiary. In the event that the director voluntarily resigns prior to January 1, 1999, the director shall be entitled to receive a percentage of the monthly Retirement Plan Amount. This percentage varies among the different Retirement Plan agreements, but is generally determined by a formula based on the director's full years of service after January 1, 1994. The Retirement Plan Amounts generally vest over a period of five to ten years under the different agreements. In the event that on or before the Retirement Plan Qualifying Date the director's service is terminated for any reason within 24 months following a change in control, the Bank will pay the director the monthly Retirement Plan Amount for a period of 120 months.

     The Bank has entered into a deferred compensation agreement entitled Director's Deferred Payment Agreement (as amended, the "Payment Agreement") with Directors Buckman, Howdy, Gibbs, Parker, Holscher and Vann. Under the terms of each Payment Agreement, a director deferred receipt of his director's fees in an amount equivalent to $291.66 per month over a six-year period. In addition, Mr. Vann has agreed to defer receipt of his director's fees in the amount of $220.35 per month from September 1, 1995 until the end of his term as a director. In exchange for the agreement to defer receipt of his director's fees, a director will receive, upon the earlier of the director's 65th birthday

or termination of service as a director for any reason on or after attaining age 55, a certain amount ("Payment") per month for a period of 120 months. Directors Buckman, Howdy, Gibbs, Parker, Holscher, and Vann will receive a monthly Payment of $1,054, $1,726, $1,610, $2,748, $3,628 and $8,256, respectively.

     In the event of a director's death after becoming entitled to receive monthly Payments but before all Payments have been made, the Bank will pay all remaining amounts to the director's beneficiary. Similarly, in the event of the director's death prior to the commencement of his monthly Payments, the Bank will pay a monthly amount for 120 months to the director's beneficiary. In the event that prior to the commencement of the monthly Payments a director's service is terminated for any reason other than death, then the director will be entitled to begin receiving his Payments (beginning on a date to be determined by the Bank, but not later than the first day of the sixth month following the month in which the director's 55th birthday, or if earlier, death, occurs).

     With respect to all of the deferred compensation and retirement arrangements discussed above, the timing of the first payments under the agreements shall be determined by the Bank, provided that such payments shall commence no later than the first day of the sixth month following the month in which the event triggering the distribution occurred. In addition, each arrangement provides that within ten business days after a change in control, the Bank shall fund, or cause to be funded, a trust in an amount equal to the present value of all benefits that may become payable under the respective arrangements, unless the recipient of the benefits has provided a release of any claims under the agreement. With respect to the above plans and agreements, "change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period ("Continuing Directors") cease to constitute at least two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by at least two-thirds of the Continuing Directors then in office. "Termination of protected employment" generally refers to an employee's termination of employment without just cause, or the employee's voluntary termination of employment for certain events which have not been consented to in advance by the employee, including but not limited to a material reduction in base compensation as in effect on the date of a change in control, the failure of the Bank to maintain existing or substantially similar employee benefit plans, the assignment of duties and responsibilities which are other than those normally associated with the employee's position, a material reduction in the employee's authority and responsibility, and the failure to elect or re-elect the employee to the Board of Directors, if he has served on the Board during the term of the applicable agreement or plan.

     With the exception of the Retirement Plan, the cost of which is funded through payments by the Bank, the cost of all of the director retirement and deferred compensation plans described above is funded through deferral of compensation or Board of Director fees otherwise payable to the beneficiary under the plan or agreement. The deferred amounts are then used to purchase insurance, and dividends on such insurance in turn are utilized to purchase additional insurance, which will provide the funds necessary to meet the Bank's obligations under the plans and agreements when such obligations become due. The Board of Directors periodically reviews its insurance coverage to ensure that the coverage is adequate to reimburse the Bank for its anticipated expenses under the plans and agreements. If the insurance coverage is found to be inadequate as to a covered director, the Board of Directors may require the director to defer additional sums to reimburse the Bank for the purchase of additional insurance or may reduce the retirement benefit.

     Under the director retirement and deferred compensation plans, directors are considered general creditors of the Bank with respect to retirement benefits and will receive such benefits only if the Bank continues to be solvent or, if the Bank is insolvent, only to the extent funds remain following full payment to priority creditors such as depositors and secured creditors.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and executive officers. At September 30, 1998, the Bank's loans to directors and executive officers totaled $1.8 million, or 3.2% of the Company's stockholders' equity at that date. All loans to the Company's and the Bank's directors and executive officers and members of their immediate families and corporations or organizations of which a director or executive officer is an executive officer, partner or 10% owner were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

________________________________________________________________
    PROPOSAL II -- PROPOSAL TO REINCORPORATE AS A
                 VIRGINIA CORPORATION
________________________________________________________________

GENERAL

     The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from Delaware to Virginia by means of a merger (the "Merger") of the Company with and into NewSouth Bancorp, Inc., a newly formed Virginia corporation ("NewSouth Virginia") and wholly owned subsidiary of the Company (the "Reincorporation Proposal"). The principal office of NewSouth Virginia is 1311 Carolina Avenue, Washington, North Carolina 27889, telephone (252) 946-4178. NewSouth Virginia will be the surviving corporation in the Merger, and the effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Delaware General Corporation Law ("Delaware Law") to the Virginia Stock Corporation Act ("Virginia Law"), including certain differences in stockholders' rights. See "-- Comparison of Stockholder Rights."

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Virginia Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware Law or Virginia Law, and is qualified in its entirety by reference to (i) the Plan of Reorganization and Agreement and Plan of Merger dated December 16, 1998 between the Company and NewSouth Virginia (the "Agreement") attached hereto at Appendix A; (ii) the Articles of Incorporation of NewSouth Virginia (the "Articles") attached hereto at Appendix B; and (iii) the Bylaws of NewSouth Virginia (the "New Bylaws") attached hereto at Appendix C. Copies of the Company's Certificate of Incorporation (the "Certificate") and Bylaws (the "Present Bylaws") are available for inspection at the Company's principal executive office, and copies will be provided to stockholders upon request.

     The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Virginia. The Company's stockholders are being asked to approve the Reincorporation Proposal (including the adoption of the Agreement and the approval of the Articles and the New Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Company's stockholders vote FOR the Reincorporation Proposal.

     Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption of the Agreement and approval of the Merger, the Articles and the New Bylaws. As a result of the Merger, the Articles and New Bylaws will replace the Certificate and Present Bylaws as the charter documents affecting corporate governance and stockholders' rights. See "-- Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this Proxy Statement and the Appendices attached hereto.


DESCRIPTION OF THE REINCORPORATION PROPOSAL

     At the Effective Date of the Merger (as defined in the Agreement), the separate existence of the Company will cease and NewSouth Virginia, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.01 per share, of NewSouth Virginia ("NewSouth Virginia Common Stock"). As of December 16, 1998, there were 4,056,644 shares
of Common Stock issued and outstanding.   At the Effective Date,
certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of NewSouth Virginia Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of NewSouth Virginia. However, when outstanding certificates representing shares of Common Stock are presented for transfer after the Merger, new certificates representing shares of NewSouth Virginia Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any.

     Following consummation of the Merger, the NewSouth Virginia Common Stock will be listed for trading on the Nasdaq National Market, the market on which the Common Stock currently is listed for trading. The NewSouth Virginia Common Stock will be listed under the symbol "NSBC," which is the same symbol as the Company's current symbol. Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of NewSouth Virginia in transactions subsequent to the Effective Date of the Merger.

     Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of NewSouth Virginia following the Merger.

     Pursuant to the terms of the Agreement, each option to purchase Common Stock outstanding immediately prior to the Effective Date of the Merger under the Company's 1997 Stock Option Plan (the "Option Plan") will be converted into an option to purchase NewSouth Virginia Common Stock, subject to the same terms and conditions as set forth in the Option Plan or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Company will be continued by NewSouth Virginia upon the same terms and subject to the same conditions.

     Upon approval of the Reincorporation Proposal by the Company's stockholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Company and NewSouth Virginia determine is advisable. The Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or NewSouth Virginia prior to the Effective Date, either before or after stockholder approval. In addition, the Agreement may be amended prior to the Effective Date, either before or after stockholder approval; provided, however, that the Agreement may not be amended after stockholder approval if such amendment would (i) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger; (ii) alter or change any term of the Articles; (iii) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the stockholders; or
(iv) otherwise violate applicable law.

REASONS FOR THE PROPOSED REINCORPORATION

     The primary purpose for reincorporating in Virginia is that the franchise tax and related fees that the Company pays as a Delaware corporation are significantly higher than the comparable fees for a Virginia corporation. Management of the Company estimates that reincorporation in Virginia will save the Company approximately $40,000 annually in franchise taxes. Additionally, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Virginia Law, the Board of Directors concluded that the

benefits of being incorporated in Virginia outweigh the benefits and detriments of remaining in Delaware, including the continuing expense of Delaware's annual franchise tax. In light of the foregoing, the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Virginia. See " -- Comparison of Stockholder Rights" and "-- Possible Disadvantages of the Reincorporation Proposal."

COMPARISON OF STOCKHOLDER RIGHTS

     Upon consummation of the Merger, the Company will be governed by Virginia Law and by the Articles and New Bylaws.
The provisions of the Articles and New Bylaws are substantially similar to the provisions of the Certificate and Present Bylaws of the Company, except for those differences attributable to the differences between Delaware Law and Virginia Law. Significant provisions of the Articles and New Bylaws and certain differences between such new charter documents and the present charter documents of the Company are discussed below. Although it is impracticable to compare all of the aspects in which Virginia Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws. For purposes of this section, the "Company" shall refer to NewSouth Bancorp, Inc. incorporated under Delaware Law and/or under Virginia Law, as the context indicates.

     The following discussion is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the Articles and New Bylaws which are attached at Appendices B and C, respectively, to this Proxy Statement, and the Certificate and Present Bylaws, copies of which are available for inspection at the Company's executive office or will be provided to stockholders upon request.

     Capital Stock. The Company's authorized capital stock consists of 8,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). As of December 31, 1998, 4,054,144 shares of Common Stock were issued and outstanding. No shares of Preferred Stock of the Company have been issued. The amount of the authorized capital stock of NewSouth Virginia is identical to that of the Company.

     The Certificate authorizes the Board of Directors to issue Preferred Stock by resolution from time to time in one or more series and to fix and state the designations, powers and preferences and relative, participating, optional and other special rights of such shares, including voting rights (which could be full or limited) and conversion rights. The Company also has a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued and unreserved shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, or under a stock-based employee plan. The authorized but unissued shares of Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other
general corporate purposes.   Except as required by law or as
otherwise required to approve the transaction in which the additional authorized shares of Common Stock or authorized shares of Preferred Stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of the Company, without stockholder approval, can issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Common Stock. The Board of Directors of NewSouth Virginia will have similar rights and powers under the Articles.

     Restrictions on Acquisitions of Securities and Voting Rights. The Certificate and the Articles contain identical provisions that provide that for three years after the effective date of the Bank's conversion to stock form (the "Stock Conversion"), no person may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of the equity security of the Company, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Company's Continuing Directors (generally, a director who is unaffiliated with a person that acquires beneficial ownership of 10% or more of the Company's Common Stock). This provision does not apply to any employee stock benefit plan of the Company or to an underwriter or member of an underwriting or selling group involving the public sale or resale of securities of the Company or a subsidiary thereof; provided, that upon completion

of the sale or resale, no such underwriter or member of the selling group is a beneficial owner of more than 10% of any class of equity securities of the Company. In addition, during such three-year period, no shares beneficially owned in violation of the foregoing percentage limitation, as determined by the Company's Board of Directors, shall be entitled to vote in connection with any matter submitted to stockholders for a vote. Additionally, the Certificate and Articles provide for further restrictions on voting rights of shares owned in excess of 10% of any class of equity security of the Company beyond the three years after the Stock Conversion. Specifically, the Certificate and the Articles provide that if, at any time after three years from the Stock Conversion, any person acquires the beneficial ownership of more than 10% of any class of equity security of the Company, then, with respect to each vote in excess of 10%, the record holders of voting stock of the Company beneficially owned by such person shall be entitled to cast only one-hundredth of one vote with respect to each vote in excess of 10% of the voting power of the outstanding shares of voting stock of the Company which such record holders would otherwise be entitled to cast without giving effect to the provision, and the aggregate voting power of such record holders shall be allocated proportionately among such record holders. An exception from the restriction is provided if the acquisition of more than 10% of the securities received the prior approval by a two-thirds vote of the Company's Continuing Directors. Under the Articles and Certificate, the restriction on voting shares beneficially owned in violation of the foregoing limitations is imposed automatically. In order to prevent the imposition of such restrictions, the Board of Directors must take affirmative action approving in advance a particular acquisition or an offer to acquire. The term "person" is defined as an individual, group acting in concert, corporation, partnership, association, joint stock company, trust, unincorporated organization or similar company, a syndicate or any group formed for the purpose of acquiring, holding or disposing of securities of an insured institution.

     Payments of Dividends. The ability of the Company to pay dividends on its capital stock is limited by certain restrictions imposed upon corporations under Delaware Law and by the Federal Reserve Board. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the net profits from the preceding fiscal year. Distribution of dividends are not permitted by Delaware corporations in the event the capital of such corporation shall have diminished by depreciation of property or losses, to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference upon distribution of assets. The Company is also subject to regulation by the Federal Reserve Board, pursuant to a policy statement which sets forth guidelines for the payment of cash dividends by bank holding companies. According to the Federal Reserve Board policy statement, the Company should pay cash dividends only to the extent that its net income for the past year is sufficient to cover both the cash dividends and a rate of earning retention that is consistent with the company's capital needs, asset quality and overall financial condition. Furthermore, the Federal Reserve Board policy statement indicated that it would be inappropriate for a bank holding company experiencing serious financial problems to borrow funds to pay dividends, and the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "undercapitalized" (generally, an institution that fails to meet the minimum level for any relevant capital measure).

     After the Merger, dividends paid by NewSouth Virginia on its capital stock will be governed by Virginia Law. Under Virginia Law, dividends may be declared and paid as determined by the Company's board of directors, provided that no dividends may be paid if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus any amount required to be paid to holders of Preferred Stock in the event of liquidation of the Company. NewSouth Virginia will be subject to the same Federal Reserve Board policy statement discussed above.

     Board of Directors. Both the Certificate and Present Bylaws and the Articles and New Bylaws require the Board of Directors of the Company to be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified, with one class being
elected annually ("classified board of directors").   Following
the Merger, the current directors of the Company will continue to serve as directors of NewSouth Virginia in the same classes in which they currently serve.

     Cumulative Voting.  Neither the Certificate and Present
Bylaws, nor the Articles and New Bylaws permit cumulative voting. Cumulative voting would entitle each stockholder to vote as many votes as he or she has shares of

Common Stock, multiplied by the number of directors to be elected at any stockholder meeting. If cumulative voting were permitted, the stockholder would be able to cast all votes for a single nominee or may distribute votes among as many nominees as such stockholder chooses. Cumulative voting could possibly allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

     Preemptive Rights. The Certificate and Present Bylaws and the Articles and New Bylaws do grant preemptive rights of any shares of Common Stock or other securities of the Company.

     Removal of Directors. The Certificate and the Articles provide that a director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of not less than 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors, cast at a meeting of stockholders called for that purpose.

     Board Vacancies. Under the Certificate and Articles, any vacancies on the Board of Directors, however caused, and newly created directorships shall be filled only by a two-thirds vote of the directors then in office, whether or not there is a quorum. Under the Certificate, any director selected to fill such a vacancy by the remaining members of the Board of Directors shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which such director has been chosen expires and when such director's successor is elected and qualified. Under the Articles, a director selected by the remaining directors to fill a vacancy will serve only until the next annual meeting of stockholders.

     Evaluation of Business Combinations. The Certificate contains a provision that permits the Board of Directors to give due consideration to the following relevant factors in connection with the exercise of its judgment in determining what is in the best interest of the Company and its stockholders when evaluating a business combination or tender or exchange offer may, in addition to considering the adequacy of the amount to be paid in connection with such transactions: (i) the social and economic effects of the transaction on the Company and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Company and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Company and its subsidiaries, as well as other elements of the communities in which the Company and its subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management. The Articles contain an identical provision.

     Limitations on Director and Officer Liability; Indemnification. The Certificate and Articles both contain a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty, subject to certain limitations. The Certificate provides that a director of the Company shall not be liable for his or her duty as a director, except for liability for: (i) any breach of the director's duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of Delaware Law which imposes liability on directors for unlawful payment of dividends or unlawful stock repurchases; or (iv) any transaction from which the director derived an improper personal benefit. The Certificate does not limit the potential liability of officers.

     The Articles eliminate a director's or officer's liability to the Company or its stockholders except to the extent such liability may not be limited under Virginia law. Under Virginia Law, in any proceeding brought by or on behalf of a stockholder of the Company or in the right of the Company, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct, shall not exceed the lesser of: (1) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the stockholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (2) the greater of (i) $100,000 or (ii) the amount of cash compensation received by the officer or director from the Company during the twelve months immediately preceding the act or omission for which liability was imposed. However, an officer or director will be liable without limitation if he or she engaged in willful misconduct knowing violation of criminal law or any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation

of the market of any security. The Certificate and the Articles each provide that if the law of the appropriate jurisdiction is subsequently amended to eliminate or limit liability with respect to these actions, then the liability of the directors and/or officers shall be eliminated or limited to the fullest extent of the law.

     Indemnification provisions contained in the Certificate and the Articles as governed by Delaware Law and Virginia Law, respectively, are similar. Both provisions generally allow for indemnification of directors and officers to the extent permitted by law. In general, Delaware Law and Virginia Law permit a corporation to provide indemnification for officers and directors (among others such as employees agents of the corporation or such person serving at the request of the Company) who is a party or is threatened to made a party to any threatened, pending, or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) against expenses, judgements, fines and amounts paid in settlement that are actually and reasonably incurred. Under Delaware Law, indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Virginia Law, indemnification is permitted provided that (i) the director or officer conducted himself or herself in good faith; (ii) the director or officer believed that his or her conduct was in the best interests of the Company or at least not opposed to such interests; and (iii) in the case of a criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful. Indemnification is not permitted under Virginia Law
(a) in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to such officer or director whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that a personal benefit was improperly received.
Under the Articles and Certificate and under Delaware Law and Virginia Law, prior approval of a majority of the Company's Board of Directors is required before an officer or director may be indemnified, except where there is not a quorum of the Board of Directors, then such determination of indemnification may be made as otherwise provided under the respective statutes.

     Virginia Law and Delaware Law both prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines such person is reasonably entitled to such indemnification. The rights to indemnification are not exclusive of any other right which any person may have or hereafter acquire under any statute, the Articles, the New
Bylaws, agreement, vote of stockholders or directors, or otherwise.

     Notice Requirements for Stockholder Nominations and
Stockholder Proposals.   The Certificate and the Articles
provide that nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the Board of Directors of the Company or by any stockholder of the Company entitled to vote generally in the election of directors. Stockholders who want to make a nomination for the election of directors or a proposal for new business at any annual or special meeting must deliver or mail written notice to the Secretary of the Company providing certain specified information not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

     Stockholders' Inspection Rights. Under Delaware Law a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Virginia Law provides for stockholder inspection of the "corporate records" of Virginia corporations upon written demand of at least five business days prior to such inspection, provided that the requesting stockholder: (i) has been a stockholder of record for at least the six months preceding the written demand; (ii) makes a demand in good faith and for a proper purpose; (iii) describes, with particularity, the purpose and the records to be inspected; and (iv) requests records that are connected with the purpose. Under Virginia Law, "corporate records" include the following: (a) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of the stockholders, and records of action taken by stockholders or board of directors without a meeting, to the extent permitted under statute; (b) accounting records of the corporation; and
(c) the record of stockholders.


     Special Meetings of Stockholders. The Certificate and Present Bylaws and the Articles and New Bylaws provide that special meetings of stockholders may only be called by the Board of Directors or by a duly designated committee of the Board of Directors. Stockholders are not authorized to call a special meeting.

     Stockholder Action Without a Meeting. The Certificate provides that stockholder action may be taken only at a special or annual meeting of stockholders and not by written consent. The Articles permit action by the stockholders without a meeting, provided that all the stockholders consent in writing to the action taken.

     Restrictions on Business Combinations with Principal Stockholders. The Certificate and Articles require the approval of the holders of (i) at least 80% of the Company's outstanding shares of voting stock; and (ii) at least a majority of the Company's outstanding shares of voting stock, not including shares deemed beneficially owned by a "Related Person," to approve certain "Business Combinations" as defined, and related transactions. The increased voting requirements in the Certificate and Articles apply in connection with Business Combinations involving a Related Person, except in cases where the proposed transaction has been approved in advance by two-thirds of those members of the Company's Board of Directors who are unaffiliated with the Related Person and who were directors prior to the time when the Related Person became a Related Person (the "Continuing Directors"). The term "Related Person" is defined to include any individual, corporation, partnership or other entity or affiliate thereof which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of Common Stock of the Company. A "Business Combination" is defined to include (i) any merger or consolidation of the Company with or into a Related Person; (ii) any sale, lease exchange, transfer, or other disposition of all or a substantial part of the assets of the Company or of a subsidiary to a Related Person (the term "substantial part" is defined to include more than 25% of the Company's total assets); (iii) any merger or consolidation of a Related Person with or into the Company or a subsidiary of the Company; (iv) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of a Related Person to the Company or a subsidiary of the Company; (v) the issuance of any securities of the Company or a subsidiary of the Company to a Related Person; (vi) the acquisition by the Company or a subsidiary of the Company of any securities of the Related Person; (vii) any reclassification of the Common Stock, or any recapitalization involving the Common Stock; and (viii) any agreement, contract or other arrangement providing for any of the above transactions.

     Under Virginia Law, in addition to this provision, Business Combinations would be subject to the Virginia Affiliated Transactions Act which requires the approval of the holders of at least a two-thirds of the outstanding disinterested shares of common stock, subject to certain exceptions. For a discussion of the Virginia Affiliated Transaction Act, see "-- Comparison of Stockholder Rights -- Antitakeover Statutes."

     Antitakeover Statutes. Delaware Law and Virginia Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, and issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those transactions in which (i) prior to an interested stockholder owning 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (ii) in a transaction that resulted in a person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; (iii) after the person or group became an interested stockholder, the board of directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination; or (iv) certain competitive bidding circumstances were present.

     The Virginia Stock Corporation Act ("VSCA") contains a similar statute designed to provide Virginia corporations with additional protections against hostile takeovers. The Virginia Affiliated Transactions Act restricts certain transactions between a Virginia corporation and a holder of 10% or more of the corporation's outstanding voting stock, together with affiliates or associates thereof (an "interested shareholder"). For a period of three years following the date that a stockholder becomes an interested shareholder, the Virginia Affiliates Transactions Act generally prohibits

the following types of transactions between the corporation and the interested shareholder (unless certain conditions, described below, are met): (i) mergers; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions (in one or a series of transactions) having a total market value in excess of 5% of the corporation's consolidated net worth; (iii) any guarantees of indebtedness of any interested shareholder in an amount in excess of 5% of the corporation's consolidated net worth; (iv) sales or other dispositions by the corporation or any subsidiary thereof of any voting shares of the corporation or any subsidiary thereof having a market value of 5% or more of the total market value of the outstanding voting shares of the corporation to any interested shareholder or affiliate of any Interested Shareholder other than pursuant to a stock dividend or the exercise of rights or warrants; (v) the dissolution of the corporation if proposed by or on behalf of an interested shareholder; (vi) any reclassification of securities, including any reverse stock split, or recapitalization of the corporation, or any merger of the corporation with any of its subsidiaries or any distribution or other transaction which has the effect directly or indirectly of increasing by more than 5% the percentage of the outstanding voting shares of the corporation or any of its subsidiaries beneficially owned by any interested shareholder; and (vii) any share exchange in which an interested shareholder acquires a class or series of the corporation's voting stock, unless the affiliated transaction is approved by
(a) a majority of the disinterested directors, and (b) two-thirds of the disinterested voting shares. Additionally, after the three-year prohibition on affiliated transactions has expired, an affiliated transaction must be approved by two-thirds of the votes cast by disinterested stockholders.

     The foregoing voting requirements do not apply if the particular affiliated transaction (i) has been approved by a majority of the disinterested directors; (ii) meets the rigorous fair price requirements of the Virginia Affiliated Transactions Act; or (iii) qualifies for one of the statutory exemptions. A Virginia corporation may exempt itself from the requirements of the statute in its articles of incorporation. In this regard, the Company has not exempted itself from the provisions of the Virginia Affiliated Transactions Act. Additionally, the Virginia
Affiliated Transactions Act does not apply to corporations with less than 300 stockholders of record.

     Virginia Law also contains a control share acquisition statute, the Virginia Control Share Acquisition Act, which requires an interested investor who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may exercise voting rights. Under the Virginia Control Share Acquisition Act, certain notice and informational filings and special stockholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is generally defined as any acquisition of an issuer's shares which would entitle the acquiror, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (i) one-fifth or more but less than one-third of such voting power; (ii) one-third or more but less than a majority of such voting power; or (iii) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by a majority of all votes entitled to be cast for the election of directors, excluding the combined voting power of the "interested shares" (generally, the shares held by the intended acquiror and the directors and officers of the issuer). A Virginia corporation may include a provision in its articles of incorporation or bylaws exempting the corporation from Virginia's Control Share Acquisitions Statute. NewSouth Virginia, however, has not exempted itself from the provisions of Virginia's Control Share Acquisitions Statute. In addition, Virginia's Control Share Acquisitions Statute does not apply to corporations with less than 300 shareholders. Delaware Law does not contain any similar type of statute.

     Consolidation, Merger, Share Exchange and Transfer of Assets. In addition to the antitakeover provisions discussed above, Virginia Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation. Delaware Law does not require stockholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and disposition of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

     Amendment of the Present Bylaws And New Bylaws. The Certificate and Articles provide that the Bylaws may be amended the affirmative vote of not less than 80% of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, cast at a meeting called
for that purpose.   The Present Bylaws and New Bylaws contain
numerous provisions concerning the Company's governance, such as fixing the number of directors.


By reducing the ability of a potential corporate raider to make changes in the bylaws and to reduce the authority of the Board of Directors or impede its ability to manage the Company, this provision in the respective bylaws could have the effect of discouraging a tender offer or other takeover attempt where the ability to make fundamental changes through bylaw amendments is an important element of the takeover strategy of the acquiror.

     Amendment of the Certificate and Articles. The Certificate and Articles provide that specified provisions (listed below) may not be amended, repealed, altered or rescinded unless the affirmative vote of 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors at a meeting called for that purpose approve such amendment, except where a majority of the Continuing Directors first approve such amendment or other alteration, then the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote generally in the election of directors may approve such amendment or other alteration. The specific provisions are those: (i) governing the calling of special meetings, the absence of cumulative voting rights and the requirement that stockholder action be taken only at annual or special meetings or by unanimous written consent; (ii) requiring written notice to the Company of nominations for the election of directors and new business proposals; (iii) governing the number of the Company's Directors, the filling of vacancies on the Board of Directors and classification of the Board of Directors; (iv) providing the mechanism for removing directors; (v) limiting the acquisition of 10% or more of the capital stock of the Company (except, with the prior approval of the Continuing Directors of the Company); (vi) governing the requirement for the approval of certain Business Combinations involving a "Related Person;"
(vii) regarding the consideration of certain nonmonetary factors in the event of an offer by another party; (viii) providing for the indemnification of directors, officers, employees and agents of the Company; (ix) pertaining to the elimination of the liability of the directors to the Company and its stockholders for monetary damages, with certain exceptions; and (x) governing the required stockholder vote for amending the Articles of Incorporation (Certificate of Incorporation in Delaware) or Bylaws of the Company.

     Stockholders' Rights in Certain Transactions. Virginia Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Virginia corporation has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if: (i) the corporation merges or consolidates with another corporation;
(ii) the stockholder's stock is to be acquired in a share exchange; (iii) the corporation transfers its assets other than in the ordinary course of business; or (iv) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation.

     In order for a stockholder to perfect their dissenters rights, such stockholder must file with the corporation prior to the vote a demand in writing for the fair cash value of his shares of his or her intent to demand payment . Virginia Law provides that the right to fair value does not apply, with certain exceptions, if (i) the stock is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (ii) if the stock is held by at least 2,000 record stockholders.

     Delaware Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation, as in the Merger discussed herein.

     If the Reincorporation Proposal is approved by stockholders, after consummation of the Merger, stockholders will not have dissenters' rights in connection with the types of transactions as described under Virginia Law above since the Company is and will be listed on NASDAQ.

     Anti-takeover Effects. Many of the provisions contained in the Articles and New Bylaws and under Virginia Law are similar to the provisions contained in the Certificate and Present Bylaws and under Delaware Law. These provisions could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's Common Stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors

for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.

     Costs. Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than Virginia imposes on corporations organized under its laws. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. The Company currently pays franchise taxes of approximately $45,000 per year. The Company, if incorporated in Virginia, would be subject to a minimal annual franchise tax.

NO DISSENTERS RIGHTS

     Pursuant to Delaware Law, dissenters' rights of appraisal are not available to stockholders.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL.

     Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the Articles and the New Bylaws and under Virginia Law have not yet received extensive scrutiny and interpretation by the Virginia courts. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Board of Directors, however, believes Virginia Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

TAX CONSEQUENCES

     The Company has received an opinion from its special counsel, Housley Kantarian & Bronstein, P.C., Washington, D.C., to the effect that the proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly: (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; and (ii) the basis and holding period for the stock of NewSouth Virginia received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

ABANDONMENT

     Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Company. The board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

VOTE REQUIRED

     Pursuant to Delaware Law and the Certificate, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Company in Virginia. Approval of the Reincorporation Proposal by stockholders of the Company will constitute adoption of the Agreement and approval of the Merger, the Articles and the New Bylaws.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTUATE
THE PROPOSED REINCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE
FOR APPROVAL OF THE REINCORPORATION PROPOSAL.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     Pricewaterhouse Coopers, LLP, the successor to Coopers & Lybrand L.L.P., was the Company's independent auditors for the 1998 fiscal year. Pricewaterhouse Coopers, LLP has been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Pricewaterhouse Coopers, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The representative will also be available to answer appropriate questions.


________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1998 all Reporting Persons have complied with these reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's 1998 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

      For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than January 21, 1998. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 1999, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1311 Carolina Avenue, Washington, North Carolina 27889 by no later than September 13, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              William L. Wall
                              Secretary

January 11, 1999
Washington, North Carolina

________________________________________________________________
              ANNUAL REPORT ON FORM 10-K
________________________________________________________________
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, NEWSOUTH BANCORP, INC., 1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA 27889.


                                        APPENDIX A

PLAN OF REORGANIZATION AND AGREEMENT AND PLAN OF MERGER


     This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of December __, 1998, by and between NewSouth Bancorp, Inc., a Delaware corporation ("NewSouth Delaware") and NewSouth Bancorp, Inc., a Virginia corporation ("NewSouth Virginia"). NewSouth Delaware and/or NewSouth Virginia, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."

                     WITNESSETH:

     WHEREAS, NewSouth Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, NewSouth Virginia is a corporation duly organized and existing under the laws of the Commonwealth of Virginia;

     WHEREAS, as of the date of this Merger Agreement, NewSouth Delaware has authority to issue 8,000,000 shares of common stock, par value $.01 per share, of which ________ shares are issued and outstanding; and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, as of the date of this Merger Agreement, NewSouth Virginia has authority to issue 8,000,000 shares of common stock, par value $.01 per share, of which 100 shares are issued and outstanding and owned by NewSouth Delaware; and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, the respective Boards of Directors of NewSouth Delaware and NewSouth Virginia have determined that, for the purpose of effecting the reincorporation of NewSouth Delaware in the Commonwealth of Virginia, it is advisable and to their advantage and the advantage of their respective stockholders that NewSouth Delaware merge with and into NewSouth Virginia upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of NewSouth Delaware and NewSouth Virginia have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                      AGREEMENT

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that NewSouth Delaware shall merge with and into NewSouth Virginia on the following terms, conditions and other provisions:

               I. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the respective stockholders of NewSouth Delaware and NewSouth Vifginia and the receipt of all required regulatory approvals, NewSouth Delaware shall be merged with and into NewSouth Virginia (the "Merger"), and NewSouth Virginia shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     1.2 Succession.  Upon the Effective Date, NewSouth
Virginia shall succeed to all of the rights, privileges, powers and property of NewSouth Delaware in the manner of and as more fully set forth in Section 13.1-721 of the Virginia Stock
Corporation Act.

     1.3 Common Stock of NewSouth Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of NewSouth Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of NewSouth Virginia, par value $.01 per share.

     1.4 Common Stock of NewSouth Virginia. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of NewSouth Virginia outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.5 Stock Certificates.  Upon and after the Effective
Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of NewSouth Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of NewSouth Virginia into which the shares of NewSouth Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of NewSouth Virginia or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to NewSouth Virginia or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of NewSouth Virginia evidenced by such outstanding certificate as above provided.

     1.6 Options. Upon the Effective Date, NewSouth Virginia will assume and continue NewSouth Delaware's 1997 Stock Option
Plan, and the outstanding and unexercised portions of all

options and rights to buy common stock, par value $.01 per share, of NewSouth Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of NewSouth Virginia, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, NewSouth Virginia hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of NewSouth Delaware with respect thereto.

     1.7 Restricted Stock Awards. Upon the Effective Date, NewSouth Virginia will assume and continue NewSouth Delaware's Management Recognition Plan, and awarded but unvested shares of restricted common stock, par value $.01 per share, of NewSouth Delaware shall become the same number of shares of awarded but unvested restricted common stock, par value $.01 per share, of NewSouth Virginia, with no other changes in the terms and conditions of such restricted stock awards, including vesting schedules and rights to receive dividend payments, and effective upon the Effective Date, NewSouth Virginia hereby assumes the obligations of NewSouth Delaware with respect to the Management Recognition Plan and awards made by NewSouth Delaware thereunder.

     1.8 Other Employee Benefit Plans. Upon the Effective Date, NewSouth Virginia will assume all obligations of NewSouth Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

    II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of NewSouth Virginia in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of NewSouth Virginia. The Bylaws of NewSouth Virginia in effect on the Effective Date shall continue to be the Bylaws of NewSouth Virginia.

     2.2 Directors. The directors of NewSouth Virginia immediately preceding the Effective Date shall remain the directors of NewSouth Virginia on and after the Effective Date. Such directors of NewSouth Virginia shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

     2.3 Officers. The officers of NewSouth Virginia shall remain the officers of NewSouth Virginia upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

                 III. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by NewSouth Virginia or by its successors and assigns, there shall be executed and delivered on behalf of NewSouth


Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in NewSouth Virginia the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of NewSouth Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of NewSouth Virginia are fully authorized in the name of and on behalf of NewSouth Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of NewSouth Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3, 1.4 and 2.1 and any of the other principal terms hereof as set forth in
Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of NewSouth Delaware) as may be determined in the judgment of the respective Boards of Directors of NewSouth Delaware and NewSouth Virginia to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement; provided, however, that the Merger Agreement may not be amended after stockholder approval if such amendment would (i) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger; (ii) alter or change any term of the Articles of Incorporation of NewSouth Virginia; (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders; or (iv) otherwise violate applicable law.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either NewSouth Delaware or NewSouth Virginia or both, notwithstanding the approval of this Merger Agreement by the stockholders of NewSouth Delaware.

     3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.


     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of NewSouth Delaware and NewSouth Virginia, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.


                                   NEWSOUTH BANCORP, INC.,
                                   a Delaware corporation



Corporate Seal                     By:
                                       ----------------------
                                       Thomas A. Vann

Attest:


-----------------------------
William L. Wall
Secretary


                                   NEWSOUTH BANCORP, INC.,
                                   a Virginia corporation


Corporate Seal                     By:
                                      ----------------------
                                      Thomas A. Vann

Attest:


____________________________
William L. Wall
Secretary

                                               APPENDIX B
               ARTICLES OF INCORPORATION

                          OF

                NEWSOUTH BANCORP, INC.


     The undersigned, pursuant to Chapter 9 of Title 13.1 of the Code of Virginia, states as follows:



                       ARTICLE I

                         NAME

     The name of the corporation is NewSouth Bancorp, Inc.
(herein the "Corporation").



                      ARTICLE II

                        POWERS

     The purpose for which the Corporation is organized is to act as a financial institution holding company and to transact all other lawful business for which corporations may be incorporated pursuant to the Virginia Stock Corporation Act. The Corporation shall have all the powers of a corporation organized under the Virginia Stock Corporation Act.


                      ARTICLE III

                    RESIDENT AGENT

     The mailing address of the Corporation's initial resident office in the Commonwealth of Virginia is 5511 Staples Mill Road, Richmond, Virginia 23228, County of Henricho, and the name of the Corporation's initial registered agent at that office is Edward R. Parker, Esquire. The initial registered agent is a resident of the Commonwealth of Virginia and a member of the Virginia State Bar and has a business office identical with the registered office.


                      ARTICLE IV

                   INITIAL DIRECTORS

     The number of directors constituting the initial board of directors of the Corporation is seven, which number may be increased or decreased pursuant to the bylaws of the Corporation and Article X of these Articles, but shall never be less than the minimum number permitted by the Virginia Stock Corporation Act now or hereafter in force. The names and addresses of the persons who are to serve as directors until the first annual meeting and until their successors are elected and qualified, are:

      Name                             Address
      ----                             -------

Edmund T. Buckman, Jr.              1026 Summit Avenue
                                    Washington, NC 27889

Frederick N. Holscher               46 Harbor Road
                                    Washington, NC 27889

Frederick H. Howdy                  67 Katherine Drive
                                    Washington, NC 27889

Linley H. Gibbs, Jr.                222 Magnolia Drive
                                    Washington, NC 27889

Thomas A. Vann                      113 Palmer Place
                                    Washington, NC 27889

Charles E. Parker, Jr.              1061 Lucerne Way
                                    New Bern, NC 28560

Marshall T. Singleton               776 Mimosa Shores Road
                                    Washington, NC 27889


                       ARTICLE V

                     CAPITAL STOCK

     The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 9,000,000, of which 8,000,000 are to be shares of common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or to the extent that such approval is required by governing law, rule or regulation. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. Shares may be issued for consideration consisting of any tangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. A good faith determination by the board of directors that the consideration received or to be received for the shares to be issued is adequate is conclusive insofar as the adequacy of consideration relates to whether the shares are validly issued, fully paid and nonassessable. When the board of directors has made such a determination and the Corporation has received the consideration, the shares issued therefor are fully paid and nonassessable.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative, designations, preferences, limitations and relative rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

     A. Common Stock. Except as provided in these Articles, the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as otherwise expressly set forth in these Articles.


     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

     In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation, except as otherwise expressly set forth in these Articles.

     B. Serial Preferred Stock. Except as provided in these Articles, the board of directors of the Corporation is authorized, from time to time by adoption of an amendment to these Articles, to provide for the issuance of one or more classes of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such class or series, and the qualifications, limitations or restrictions thereof, including, but not limited to determination of any of the following:

     1. the distinctive designation and the number of shares constituting such class or series;

     2. the dividend rates or the amount of dividends to be paid on the shares of such class or series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

     3. the voting powers, full or limited, if any, of the shares of such class or series;

     4. whether the shares of such class or series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

     5. the amount or amounts payable upon the shares of such class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

     6. whether the shares of such class or series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

     7. whether the shares of such class or series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     8. the subscription or purchase price and form of consideration for which the shares of such class or series shall be issued;

     9. whether the shares of such class or series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other class or series; and

     10. any other preferences, limitations, relative rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and these Articles.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences, limitations and rights as, and shall be identical in all respects with, all the other shares of preferred stock of the same series, except as otherwise expressly set forth in these Articles.


                      ARTICLE VI

                   PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of any class or series or carrying any right to purchase stock of any class or series; but any such unissued stock, bonds, certificates or indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                      ARTICLE VII

                 REPURCHASE OF SHARES

     The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                     ARTICLE VIII

      MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

     A. Any action required to be taken or which may be taken at any meeting of stockholders of the Corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.

     B. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of

directors or in the bylaws of the Corporation, include the power and authority to call such meetings, but special meetings may not be called by any other person or persons.

     C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation

     D. Meetings of stockholders may be held at any place within the United States as the bylaws may provide.

     E. One-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or repre-sented, any business may be transacted which might have been transacted at the meeting as originally notified. The stock-holders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the with-drawal of enough stockholders to leave less than a quorum.


                      ARTICLE IX

         NOTICE FOR NOMINATIONS AND PROPOSALS

     A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Corporation not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the Corporation not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     B. Each such notice given by a stockholder to the secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business;
(iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article IX.

     C. The chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                       ARTICLE X

                       DIRECTORS

     A. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than five nor more than fifteen (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation, voting separately as a class), as shall be set forth from time to time in the bylaws, provided that no action shall be taken to decrease or increase the number of directors unless at least two-thirds of the directors then in office shall concur in said action, and further provided that no increase or decrease in the number of directors shall affect the tenure of office of any director. Subject to the rights of the holders of any class of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the stockholders or by a two-thirds vote of the directors then in office, whether or not a quorum. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders at which directors are elected and until his successor is elected and qualifies, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining.

     B.   Classified Board.   At the first meeting of
stockholders of the Corporation at which directors are elected, the board of directors of the Corporation shall be divided into three classes as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, which classes shall be designated Class I, Class II and Class III. At such annual meeting of stockholders, directors assigned to Class I shall be elected to hold office for a term expiring at the first succeeding annual meeting of stockholders thereafter, directors assigned to Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting thereafter, and directors assigned to Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, a director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

     Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph. The board of directors shall designate, by the name of the incumbent(s), the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

     Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law or by the terms and provisions of the preferred stock of the Corporation, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.



                      ARTICLE XI

                 REMOVAL OF DIRECTORS

     Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or the entire board of directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this
Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                      ARTICLE XII

            ACQUISITION OF CAPITAL STOCK

     A. Three-Year Prohibition. For a period of three years from the effective date of the completion of the conversion of Home Savings Bank, SSB, Washington, North Carolina, from mutual to stock form (which entity or its successor shall become a wholly owned subsidiary of the Corporation upon such conversion), no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Continuing Directors, as defined in
Article XIII. In addition, for a period of three years from the completion of the conversion of Home Savings Bank, SSB from mutual to stock form (which entity or its successor shall become a wholly owned subsidiary of the Corporation upon such conversion), and notwithstanding any provision to the contrary in these Articles or in the bylaws of the Corporation, where any person directly or indirectly acquires beneficial ownership of more than 10% of any class of equity security of the Corporation in violation of this Article XII, the securities beneficially owned in excess of 10% shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the stockholders for a vote, and shall not be counted as outstanding for purposes of determining a quorum or the affirmative vote necessary to approve any matter submitted to the stockholders for a vote.

     B. Prohibition After Three Years. If at any time after three years from the effective date of the completion of the conversion of Home Savings Bank, SSB from mutual to stock form (which entity or its successor shall become a wholly owned subsidiary of the Corporation upon such conversion), any person shall acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation without the prior approval by a two-thirds vote of the Continuing Directors, as defined in Article XIII hereof, then the record holders of voting stock of the Corporation beneficially owned by such acquiring person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 10% of the voting power of the outstanding shares of voting stock of the Corporation which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, such record holders in the aggregate shall be entitled to cast only one-hundredth (1/100) of a vote, and the aggregate voting power of such record holders, so limited for all shares of voting stock of the Corporation beneficially owned by such acquiring person, shall be allocated proportionately among such record holders. For each such record holder, this allocation shall be accomplished by multiplying the aggregate voting power, prior to imposing the limitations of this paragraph B, of the outstanding shares of voting stock of the Corporation beneficially owned by such record holder by a fraction whose numerator is the number of votes equal to 10% of the shares of voting stock of the Corporation and whose denominator is the total number of votes represented by the shares of voting stock of the Corporation that are beneficially owned by such acquiring person; any share held by such record holder in excess of the allocated amount as determined in accordance with the previous clause shall be entitled to cast one-hundredth of a vote. A person who is a record owner of shares of voting stock of the Corporation that are
beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring persons.

     C. Definitions. The term "person" means an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group acting in concert formed for the purpose of acquiring, holding, voting or disposing of securities of the Corporation. The term "acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise. The term group "acting in concert" includes (a) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (b) a combination or pooling of voting or other interest in the Corporation's outstanding shares for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. The term "beneficial ownership" shall have the meaning defined in Rule 13d-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as in effect on the date of filing of these Articles.

     D. Exclusion for Employee Benefit Plans, Directors, Officers, Employees and Certain Proxies. The restrictions contained in this Article XII shall not apply to (i) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 10% of any class of equity security of the Corporation, (ii) any proxy granted to one or more Continuing Directors, as defined in Article XIII, by a stockholder of the Corporation or (iii) any employee benefit plans of the Corporation. In addition, the Continuing Directors, as defined in Article XIII, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors, as defined in Article XIII, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 10% of any class of equity security of the Corporation.

     E. Determinations. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to
(a) the number of shares beneficially owned by any person, (b) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (c) the application of any other definition or operative provision of this Article XII to the given facts or (d) any other matter relating to the applicability or effect of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.


                     ARTICLE XIII

       APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     In addition to any voting requirements under the Virginia
Stock Corporation Act, the stockholder vote required to approve
Business Combinations (as hereinafter defined) shall be as set forth in this section.


     A.   (1)  Except as otherwise expressly provided in this
Article XIII, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

               (a)  any merger or consolidation of the
          Corporation with or into a Related Person (as hereinafter defined);

               (b)  any sale, lease, exchange, transfer or
          other disposition, including without limitation, a mortgage, or any other capital device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

               (c)  any merger or consolidation of a Related
          Person with or into the Corporation or a subsidiary of the Corporation;

               (d)  any sale, lease, exchange, transfer or
          other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

               (e)  the issuance of any securities of the
          Corporation or a subsidiary of the Corporation to a Related Person;

               (f)  the acquisition by the Corporation or a
          subsidiary of the Corporation of any securities of a Related Person;

               (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation; and

               (h)  any agreement, contract or other
          arrangement providing for any of the transactions described in this Article.

          (2)  Such affirmative vote shall be required
     notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote.

          (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

     B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved by a two-thirds vote of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

     C. For the purposes of this Article XIII the following definitions apply:

          (1) The term "Related Person" shall mean and include (a) any individual, corporation, partnership or other person or entity which together with its "affiliates" (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934), "beneficially owns" (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (b) any "affiliate" (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

          (2) The term "Substantial Part" shall mean more than 25 percent of the total assets of the Corporation, as of the end of its most recent fiscal year ending prior to the time the determination is made.

          (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

          (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                      ARTICLE XIV

          EVALUATION OF BUSINESS COMBINATIONS

     In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII hereof) or a tender or exchange offer, the board of directors of the Corporation may, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (i) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                        ARTICLE XV

     LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

     An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages in any proceeding brought by or in the right of the Corporation or brought by or on behalf of stockholders of the Corporation, except to the extent otherwise required by Virginia law. If Virginia law is amended or enacted after the date of filing of these articles to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by Virginia law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders

of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                      ARTICLE XVI

                    INDEMNIFICATION

     A. The Corporation shall indemnify, to the fullest extent permissible under the Virginia Stock Corporation Act, any individual who is or was a director, officer, employee or agent of the Corporation, and any individual who serves or served at the Corporation's request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, in any proceeding in which the individual is made a party as a result of his service in such capacity.

     B. (1) Reasonable expenses incurred by any person identified in paragraph A of this Article XVI who is a party to a proceeding will be paid or reimbursed by the Corporation in advance of the final disposition of the proceeding upon receipt by the Corporation of: (i) a written statement by such person of his good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in this
Article XVI has been met; and (ii) a written undertaking by or on behalf of such person to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this paragraph B shall be an unlimited general obligation of such person but need not be secured and may be accepted without reference to financial ability to make the repayment.

     C. Nonexclusive. The indemnification and advance payment of expenses provided by paragraphs A and B shall not be exclusive of any other rights to which a person may be entitled by law, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     D. Continuation. The indemnification and advancement of expenses provided by this Article XVI shall be deemed to be a contract between the Corporation and the persons entitled to indemnification thereunder, and any repeal or modification of this Article XVI shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. The indemnification and advance payment provided by paragraphs A and B shall continue as to a person who has ceased to hold a position named in paragraph A and shall inure to his or her heirs, executors and administrators.

     E. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who holds or who has held any position as a director or officer of the Corporation against any liability incurred by him or her in any such position, or arising out of his status as such, whether or not the Corporation would have power to indemnify him or her against such liability under paragraphs A and B.

     F. Intention and Savings Clause. It is the intention of this Article XVI to provide for indemnification to the fullest extent permitted by the Virginia Stock Corporation Act, and this Article XVI shall be interpreted accordingly. If this
Article XVI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee, and agent of the Corporation as to costs, charges, and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article XVI that shall not have been invalidated and to the full extent permitted by applicable law. If the Virginia Stock Corporation Act is amended, or other Virginia law is enacted, to permit further or additional indemnification of the

persons defined in this Article XVI.A, then the indemnification of such persons shall be to the fullest extent permitted by the Virginia Stock Corporation Act, as so amended, or such other
Virginia law.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                     ARTICLE  XVII

                  AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall not be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                     ARTICLE XVIII

        AMENDMENT OF ARTICLES OF INCORPORATION

     The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII of these Articles may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting); except that such repeal, alteration, amendment or rescission may be made by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) if the same is first approved by a majority of the Continuing Directors, as defined in Article XIII of these Articles.


     IN WITNESS WHEREOF, I have signed these Articles and acknowledge the same to be my act this ____ day of December, 1998.


                         _______________________________
                         Thomas A. Vann, Incorporator

                                                  APPENDIX C
                        BYLAWS

                          OF

                NEWSOUTH BANCORP, INC.


                       ARTICLE I

              PRINCIPAL EXECUTIVE OFFICE

     The principal executive office of NewSouth Bancorp, Inc. (herein the "Corporation") shall be at 1311 Carolina Avenue, Washington, North Carolina 27889. The Corporation may also have offices at such other places within or without the State of North Carolina as the board of directors shall from time to time determine.


                      ARTICLE II

                     STOCKHOLDERS

     SECTION 1. Place of Meetings. All annual and special meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place within the United States as the board of directors may determine and as designated in the notice of such meeting.

     SECTION 2. Annual Meeting. A meeting of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

     SECTION 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by the chairman, by the president, by a majority of the board of directors or by a committee of the board of directors in accordance with the provisions of the Corporation's Articles of Incorporation.

     SECTION 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with these bylaws or as otherwise prescribed by the board of directors. The chairman or chief executive officer of the Corporation shall preside at such meetings.

     SECTION 5. Notice of Meeting. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be mailed by the secretary or the officer performing his duties, not less than ten days nor more than sixty days before the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6 of this Article II, with postage thereon prepaid. If a stockholder is present in person or by proxy at a meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, or in writ-ing waives notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary. When any stockholders' meeting, either annual or special, is adjourned to a different date, time or place, it shall not be necessary to give any notice of the date, time or place of any meeting or of the business to be transacted at such adjourned meeting, other than an announcement at the meeting at which such adjournment is taken. If a new record date for the adjourned meeting is or shall be fixed under Section 6 of Article II of these Bylaws, however, notice of the adjourned meeting shall be given under this Section 5 to persons who are stockholders as of the new record date.

     SECTION 6. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stock-holders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of stockholders.
Such date in any case shall be not more than seventy days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. A determination of stockholders entitled to notice of or to vote at a stockholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     SECTION 7. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at lest ten days before each meeting of stockholders, a complete record of the stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each. The record, for a period of ten days before such meeting, shall be kept on file at the registered office or the principal office of the Corporation or at the office of the Corporation's transfer agent, whether within or outside the State of North Carolina, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours. Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of stockholders.

     SECTION 8. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stock-holder or by his duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

     SECTION 9. Voting. Except as otherwise specified in the Articles of Incorporation, at each election for directors every stockholder entitled to vote at such election shall be entitled to one vote for each share of stock held by him. Unless other-wise provided in the Articles of Incorporation, by statute, or by these Bylaws, a majority of those votes cast by stockholders at a lawful meeting shall be sufficient to pass on a transaction or matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

     SECTION 10. Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast proportionally in proportion to the number of persons voting.

     SECTION 11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian, conservator, committee or curator representing the stockholder may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.


     A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall not be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     SECTION 12. Inspectors of Election. In advance of any meeting of stockholders, the board of directors may appoint one or more persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the person presiding at the meeting shall make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the person presiding at the meeting.

     Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all chal-lenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

     SECTION 13. Nominating Committee. The board of directors or a committee appointed by the board of directors shall act as a nominating committee for selecting the nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation.

     SECTION 14. New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as provided in the Corporation's Articles of Incorporation.

                      ARTICLE III

                  BOARD OF DIRECTORS

     SECTION 1. General Powers. The business and affairs of the Corporation shall be under the direction of its board of directors. The chairman shall preside at all meetings of the board of directors.

     SECTION 2. Number, Term and Election. The board of directors shall initially consist of seven members and thereafter shall consist of such number of members as determined by the board of directors from time to time in accordance with the provisions of the Corporation's Articles of Incorporation. The board of directors shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected or qualified. The board of directors shall be classified in accordance with the provisions of the Corporation's Articles of Incorporation.


     SECTION 3. Regular Meetings. A regular meeting of the board of directors shall be held at such time and place as shall be determined by resolution of the board of directors without other notice than such resolution.

     SECTION 4. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman, the chief executive officer, or one-third of the directors. The person calling the special meeting of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by such person.

     Members of the board of directors may participate in regular or special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person.

     SECTION 5. Notice. Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telegram or at least seven days previous thereto delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent by telegram. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance or participation of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director at the beginning of a meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 6. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meet-ing, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this
Article III.

     SECTION 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these Bylaws, the Corporation's Articles of Incorporation, or the Virginia Stock Corporation Act.

     SECTION 8. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the direc-tors and filed with the minutes or proceedings of the board of directors.

     SECTION 9. Resignation. Any director may resign at any time by sending a written notice of such resignation to the principal executive office of the Corporation addressed to the board of directors, the chairman, the president or the secretary. Unless otherwise specified in such written notice, such resignation shall take effect upon delivery of the notice in accordance with the terms of the preceding sentence.

     SECTION 10. Vacancies. Any vacancy occurring in the board of directors shall be filled in accordance with the provisions of the Corporation's Articles of Incorporation. The term of any director elected or appointed to fill a vacancy shall be in accordance with the provisions of the Corporation's Articles of Incorporation.

     SECTION 11. Removal of Directors. Any director or the entire board of directors may be removed only in accordance with the provisions of the Corporation's Articles of Incorporation.

     SECTION 12.  Compensation.  Directors, as such and
advisory or emeritus directors, may receive compensation for service on the board of directors. Members of either standing or special committees may be allowed such compensation as the board of directors may determine.


     SECTION 13. Presumption of Assent. A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or transacting specified business at the meeting, or (ii) he votes against, or abstains from, the action taken.

     SECTION 14. Advisory and Emeritus Directors. The board of directors may by resolution appoint as advisory directors individuals whom the board believes possess knowledge, experience and other qualifications which may prove valuable to the Corporation, and may appoint as emeritus directors individuals who have retired from the board after extended and faithful service. Advisory and emeritus directors may sit with the board of directors at regular and special meetings and discuss any question under consideration; provided, however, that advisory and emeritus directors shall cast no vote. The board of directors shall have the power to remove any advisory or emeritus director with or without cause at any time.

     SECTION 15. Age Limitation. No person shall be eligible for election, reelection, appointment, or reappointment to the board of directors if such person is then more than 80 years of age. No director shall serve beyond the annual meeting of the Corporation immediately following his attainment of 80 years of age. Persons may serve as advisory directors or emeritus directors without regard to age.


                      ARTICLE IV

         COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof. Each committee shall consist of one or more directors of the Corporation appointed by a majority of the whole board. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     The board of directors shall have power at any time to change the members of, to fill vacancies in, and to discharge any committee of the board. Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the board of directors, the chairman, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board of directors called for that purpose.


                       ARTICLE V

                       OFFICERS

     SECTION 1. Positions. The officers of the Corporation shall be a chairman, a vice chairman, a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.


     SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contract rights. The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

     SECTION 3. Removal. Any officer may be removed by vote of two-thirds of the board of directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

     SECTION 5.  Remuneration.  The remuneration of the
officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                      ARTICLE VI

         CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1. Contracts. To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation's Articles of Incorporation or these Bylaws with respect to certificates for shares, the board of directors or the executive committee may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner, including in facsimile form, as shall from time to time be determined by resolution of the board of directors.

     SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.

                      ARTICLE VII

      CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1. Certificates for Shares. The shares of the Corporation shall be represented by certificates signed by the chairman of directors or by the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary of the Corpora-
tion, and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

     SECTION 2. Form of Share Certificates. All certificates representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any stockholder upon written request and without charge a full statement of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series).

     Each certificate representing shares shall state upon the face thereof: the name of the Corporation; that the Corporation is organized under the laws of the Commonwealth of Virginia; the name of the person to whom issued; the number and class of shares; the date of issue; the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the board of directors.

     SECTION 3. Payment for Shares. The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation's Articles of Incorporation.

     SECTION 4. Transfer of Shares. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

     SECTION 5. Lost Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.


                     ARTICLE VIII

               FISCAL YEAR; ANNUAL AUDIT

     The fiscal year of the Corporation shall end on the last day of September of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors.

                      ARTICLE IX

                       DIVIDENDS

     Subject to the provisions of the Corporation's Articles of Incorporation and applicable law, the board of directors may, at any regular or special meeting, declare dividends on the Corporation's outstanding capital stock. Dividends may be paid in cash, in property or in the Corporation's own stock.


                       ARTICLE X

                    CORPORATE SEAL

     The corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.



                      ARTICLE XI

                      AMENDMENTS

     In accordance with the Corporation's Articles of Incorporation, these Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation only by vote of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting). In addition, the board of directors may repeal, alter, amend or rescind these Bylaws by vote of two-thirds of the board of directors at a legal meeting held in accordance with the provisions of these Bylaws.


                    REVOCABLE PROXY
________________________________________________________________
                NEWSOUTH BANCORP, INC.
              WASHINGTON, NORTH CAROLINA
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   FEBRUARY 18, 1999


     The undersigned hereby appoints Frederick H. Howdy, Linley
H. Gibbs, Jr. and Fred N. Holscher with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of NewSouth Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of NewSouth Bank (the "Bank") located at 1311 Carolina Avenue, Washington, North Carolina, on Thursday, February 18, 1999, at 1:00 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:
                                                     VOTE
                                        FOR        WITHHELD
                                        ---        --------
1. The election as directors of both
   nominees listed below (except as
   marked to the contrary below).       [  ]         [  ]

   Charles E. Parker, Jr.
   Marshall T. Singleton

   INSTRUCTION:  TO WITHHOLD YOUR VOTE
   FOR EITHER OF THE INDIVIDUALS NOMINATED, INSERT
   THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

   _______________________

                                     FOR     AGAINST    ABSTAIN

2. The approval of a Plan of
   Reorganization and Agreement
   and Plan of Merger, pursuant to
   which the Company's state of
   incorporation will be changed
   from Delaware to Virginia by
   means of a merger of the
   Company with and into NewSouth
   Bancorp, Inc., a  newly formed
   Virginia corporation that is
   a wholly owned subsidiary of
   the Company.                       [  ]    [  ]       [  ]

3. The transaction of such other
   business as may properly come
   before the Annual Meeting or any
   adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
PROPOSITIONS.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated January 11, 1999.

Dated: ______________________, 1999



_________________________              _________________________
PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER



_________________________              _________________________
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER



     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.